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                                                                   EXHIBIT 10.59

               SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT,
             CONTRIBUTION AGREEMENT AND JOINT ESCROW INSTRUCTIONS

     THIS SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT, CONTRIBUTION AGREEMENT AND JOINT ESCROW INSTRUCTIONS (the "Amendment") is made on June 12, 1997, by and between SHIDLER WEST ACQUISITION COMPANY, LLC, a California limited liability company ("Seller"), and KILROY REALTY, L.P., a Delaware limited partnership ("Buyer"), with reference to the facts set forth below.

                                   RECITALS:

     A. Seller and Buyer have entered into that certain Purchase and Sale Agreements Contribution Agreement and Joint Escrow Instructions dated as of May 12, 1997, as amended on June 5, 1997 (collectively, the "Purchase Agreement"). Terms with initial capitalized letters used herein but not otherwise defined shall have the respective meanings set forth in the Purchase Agreement.

     B. Pursuant to the terms of the Purchase Agreement, Seller desires to assign to Buyer its rights under the Underlying Purchase Agreement in lieu of conveying fee title to the Properties directly to Buyer. The parties desire to amend the Purchase Agreement to reflect such assignment.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as set forth below.

     1.   Assignment. Effective as of the Closing, Seller shall assign to Buyer
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its, right, title and interest in and to the Underlying Purchase Agreement, and
Buyer shall assume Seller's obligations thereunder, all as set forth in the form of Assignment and Assumption of Purchase Agreement attached hereto as Exhibit "A" and incorporated herein (the "Assignment Agreements"). Prior to Closing, Seller and Buyer shall execute and deliver to Escrow Holder three (3) originals of the Assignment Agreement.

     2.   Contribution. Seller shall sell a portion (`'Sale Portion") and
          ------------
contribute the remaining portion ("Contribution Portion") of its rights under the Purchase Agreement pursuant to the Assignment Agreement to Buyer. In exchange Buyer shall (a) assume Seller's obligations under the Underlying Purchase Agreement as provided in the Assignment Agreement, (b) issue to Seller for the Contribution Portion Partnership Units with a value equal to Three Million Nine Hundred Seventy-Nine Thousand Dollars ($3,979,000) (to be calculated in accordance with Section 3.3.1 of the Purchase Agreement) and (c) pay Seller for the Sate Portion cash in an amount equal to Four Hundred Ninety-Six Thousand Dollars ($496,000), subject to Buyer's right to withhold the Withhold (the "Cash to Seller"). In addition, Buyer shall reimburse Seller at Closing for the amount of the deposits made by Seller under the Underlying Purchase Agreement in the amount of Three Hundred Thousand Dollars ($300,000) plus interest accrued thereon (the "Deposit Reimbursement"). Prior to Closing, Buyer shall deliver to Escrow Holder the Partnership Units, the Cash to Seller, cash in
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the amount of the Deposit Reimbursement and cash sufficient to pay the balance of the purchase price and all other costs required to be paid by Buyer under the Underlying Purchase Agreement ("Underlying Purchase Agreement Funds").

     3.   Transfer of Escrow. This Amendment shall constitute instructions to
          ------------------
Commerce Escrow to transfer the Deposit to Fidelity Title Company, which shall be the Escrow Holder for purposes of the Purchase Agreement.

     4.   Closing Documents. Sections 4.4.1 and 4.4.3 through 4.4.10, inclusive,
          -----------------
of the Purchase Agreement are hereby deleted in their entirety.

     5.   Actions at Closing. Section 4.5 of the Purchase Agreement is deleted
          ------------------
in its entirety and replaced with the following:

          4.5 ACTIONS AT CLOSING. At the Closing, the Escrow Holder shall do the following (collectively, the Actions at Closing.):

               4.5.1 Deliver an original of the Assignment Agreement to each of Seller and Buyer.

               4.5.2 Deliver to Seller the Partnership Units, the Deposit Reimbursement and the Cash to Seller.

               4.5.3 Deliver to the escrow created pursuant to the Underlying Purchase Agreement the Underlying Purchase Agreement Funds.

     6.   Closing Costs and Prorations. Section 4.7 of the Purchase Agreement is
          ------------------------------
deleted in its entirety and replaced with the following:

          4.7 CLOSING COSTS AND PRORATIONS. Buyer and Seller shall each pay one half of Escrow Holder's fees in connection WITH THE Escrow. Seller shall pay the portion of the CLTA standard title insurance premium and the portion of documentary transfer tax attributable to the excess of $24,725,000 over the purchase price under the Underlying Purchase Agreement. All other closing costs shall be handled between Buyer and the Existing Owner in accordance with the Underlying Purchase Agreement.

     7.   Underlying Closing. The first sentence of Section 6.2.3 of the
          ------------------
Purchase Agreement is deleted in its entirety.

                                       2
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     8.   Miscellaneous. Except as expressly modified by this Amendment, the
          -------------
Purchase Agreement shall remain in full force and effect. This Amendment may be executed in counterparts, each of which, taken together, shall constitute one fully executed original. Facsimile signatures shall be binding on the parties provided that original signatures are provided within three (3) business days.

     IN WITNESS WHEREOF, this Amendment has been executed as of the date first written above.

ASSIGNOR:                          SHIDLER WEST ACQUISITION
                                   COMPANY, LLC, a California limited liability company


                                   By: /s/ Marc Brutten
                                       ----------------------------------------
                                       Marc Brutten, Managing Member

ASSIGNEE:                          KILROY REALTY, L.P., a Delaware limited
                                   partnership

                                   By: KILROY REALTY CORPORATION,
                                       a Maryland corporation, its general
                                       partner

                                       By:_____________________________________

                                          Its: ________________________________

                                       3
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                                  EXHIBIT "A"

                         ASSIGNMENT AND ASSUMPTION OF
                              PURCHASE AGREEMENT

     This ASSIGNMENT AND ASSUMPTION OF PURCHASE AGREEMENT (Assignment Agreement) is made by and between SHIDLER WEST ACQUISITION COMPANY, LLC, a California limited liability company ("Assignor"), and KILROY REALTY, L.P., a Delaware limited partnership ("Assignee"), as of the Effective Date (as defined below), with reference to the facts set forth below.

                                   RECITALS

     A. Assignor and Assignee entered into a Purchase and Sale Agreement, Contribution Agreement and Joint Escrow Instructions dated May 12, 1997, as amended to date ("Purchase Agreement").

     B. Assignor, as the assignee of Shidler West Investment Corporation, and Mulford J. Nobbs, Trustee of the Nobbs Family Trust, and Jeunique International, Inc (collectively, the "Existing Owners), entered into a Purchase and Sale Agreement, Settlement Agreement and Joint Escrow Instructions dated February 28, 1997, as amended to date (Underlying Purchase Agreements). Assignor has the right under the Underlying Purchase Agreement to purchase certain real property located in Irvine, California, as more particularly described in the Underlying Purchase Agreement (the "Property").

     C. Pursuant to the Purchase Agreement, Assignor agreed to assign its rights and obligations under the Underlying Purchase Agreement to Assignee and Assignee agreed to assume such rights and obligations of Assignor under the Underlying Purchase Agreement on the terms and conditions set forth below.

     NOW, THEREFORE, in consideration of the covenants contained herein, the premises set forth above and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as set forth below.

     1.   Assignment and Assumption. In consideration of the covenants set forth
          -------------------------
in the Purchase Agreement and contained herein, effective as of the Closing (as defined in the Purchase Agreement) (the "Effective Date"), Assignor hereby assigns to Assignee all of its right, title, obligations and interest under the Underlying Purchase Agreement and in and to the Property, and Assignee hereby assumes all such right, title, obligations (to the extent such obligations are to be performed on or after the Effective Date and interest of Assignor under the Underlying Purchase Agreement and in and to the Property ("Assigned Rights and Obligations"). Assignor and Assignee agree to execute any further documents or instruments reasonably required to effect the assignment of all of Assignor's rights with respect to the Property and the Underlying Purchase Agreement.
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Notwithstanding the foregoing, Assignor shall retain all rights and obligations under Article 11 of the Underlying Purchase Agreement.

     2.   Purchase Agreement. This Assignment Agreement is made pursuant to the
          ------------------
terms of the Purchase Agreement and, as more particularly set forth in Article 10 thereof, is made on an "as-is" basis. The terms of the Purchase Agreement are incorporated herein as though set forth in full.

     3.   Successors and Assigns. Each and all of the covenants and conditions
          ----------------------
of this Assignment Agreement shall inure to the benefit of and shall be binding upon the successors-in-interest, assigns, and representatives of the parties hereto.

     IN WITNESS WHEREOF, this Assignment Agreement has been made and executed as of the date first above written.

ASSIGNOR:                           SHIDLER WEST ACQUISITION
                                    COMPANY, LLC, a California limited liability company


                                    By: /s/ Marc Brutten
                                        ----------------------------------------
                                        Marc Brutten, Managing Member

ASSIGNEE:                           KILROY REALTY, L.P., a Delaware limited
                                    partnership

                                    By: KILROY REALTY CORPORATION,
                                        a Maryland corporation, its general
                                        partner

                                        By:_____________________________________

                                           Its: ________________________________